Exhibit 99.1

Snap Inc. Announces Second Quarter 2020 Financial Results

Daily Active Users increased 17% year-over-year to 238 million

Second quarter revenue increased 17% year-over-year to $454 million

Second quarter operating cash flow improved 31% year-over-year to $(67) million

SANTA MONICA, Calif. – July 21, 2020 – Snap Inc. (NYSE: SNAP) today announced financial results for the quarter ended June 30, 2020.

Financial Highlights

•	Operating cash flow improved by $29 million to $(67) million in Q2 2020, compared to the prior year.
•	Free Cash Flow improved by $21 million to $(82) million in Q2 2020, compared to the prior year.
•	Common shares outstanding plus shares underlying stock-based awards totaled 1,616 million at June 30, 2020, compared to 1,553 million one year ago.
•	Revenue increased 17% to $454 million in Q2 2020, compared to the prior year.
•	Net loss was $(326) million in Q2 2020, compared to $(255) million in the prior year.
•	Adjusted EBITDA was $(96) million in Q2 2020, compared to $(79) million in the prior year.

“We continued to grow our community and business in a challenging and uncertain environment,” said Evan Spiegel, CEO. “I am proud of our team for innovating on new experiences for our community and driving value for our partners, demonstrating the importance of our service in people's lives. We are grateful that the resilience of our business has allowed us to remain focused on our future growth and opportunity.”

	Three Months Ended June 30,		Percent	Six Months Ended June 30,		Percent
	2020	2019	Change	2020	2019	Change
(Unaudited)	(in thousands, except per share amounts)
Cash used in operating activities	$(66,554)	$(95,789)	(31)%	$(60,271)	$(161,967)	(63)%
Free Cash Flow	$(82,321)	$(103,422)	20%	$(86,929)	$(181,414)	52%
Common shares outstanding plus shares underlying stock-based awards	1,616,146	1,552,734	4%	1,616,146	1,552,734	4%
Operating loss	$(310,608)	$(304,818)	2%	$(596,972)	$(620,879)	(4)%
Revenue	$454,158	$388,021	17%	$916,636	$708,447	29%
Net loss	$(325,951)	$(255,174)	28%	$(631,887)	$(565,581)	12%
Adjusted EBITDA	$(95,570)	$(78,713)	(21)%	$(176,807)	$(202,162)	13%
Diluted net loss per share attributable to common stockholders	$(0.23)	$(0.19)	20%	$(0.44)	$(0.42)	5%
Non-GAAP diluted net loss per share	$(0.09)	$(0.06)	42%	$(0.17)	$(0.16)	5%

Q2 2020 Summary & Key Highlights

Daily Active Users grew by 17% year-over-year and we saw increased engagement across key metrics:

•	DAUs were 238 million in Q2 2020, an increase of 35 million or 17% year-over-year.
•	DAUs increased sequentially and year-over-year in each of North America, Europe, and Rest of World.
•	DAUs increased sequentially and year-over-year on each of iOS and Android platforms.
•	On average, Snapchatters opened Snapchat over 30 times every day in Q2 2020.

We continue to invest in our Discover platform as a destination for content that entertains and informs:

•	The daily average number of Snapchatters watching Shows increased by over 45% year-over-year in Q2 2020.
•	The daily average number of Snapchatters over the age of 35 engaging with Discover content increased by over 40% year-over-year in Q2 2020.
•	We launched Happening Now, a dedicated feed on Discover providing real-time, curated news from media partners such as The Washington Post, ESPN, and BuzzFeed.
•	We announced expanded multi-year content partnerships with Disney, ESPN, NBC, ViacomCBS, the NBA, and the NFL.
•	Digital native companies Wave and Barcroft Studios, top creators of sports and lifestyle content, now reach average monthly audiences of more than 50 million Snapchatters.
•

We’ve expanded our international programming with Channel 4 in the United Kingdom, Le Figaro in France, and Rotana, who now reaches an average of nearly 10 million Snapchatters in the Middle East each month.

We continue to invest in our camera and augmented reality platforms:

•	On average, over 180 million Snapchatters engaged with augmented reality daily in Q2 2020.
•	We’ve added new camera partners, such as PlantSnap, Dog Scanner, and Nutrition Scanner to provide more experiences for our community.
•	We announced Voice Scan, which allows Snapchatters to activate AR Lenses with their voice.
•	We announced Local Lenses, which enable shared and persistent AR experiences in much larger areas around the world.
•	We launched music Lenses in Lens Explorer, a new category of Lenses that enable Snapchatters to add songs to their Lenses.
•	We launched Dynamic Lenses, which allow developers to bring real-time information from their app into Snapchat Lenses.

We strengthened our ad platform to drive improved outcomes for advertisers:

•

We introduced Brand Profiles, which offer a permanent home for brands on Snapchat, and Snapchatters can currently subscribe to some of the world’s largest brands, including Dior, Target, and Universal Pictures.

•	We introduced First Commercial, which gives advertisers a way to reserve the initial Commercial a Snapchatter sees that day in their first Snapchat show session.
•

To ensure advertisers can easily reach different audiences in Discover, we launched content bundles in Snap Select that allow brands to align their message with popular verticals like ‘Sports’, ‘Entertainment’, and ‘News’.

•	We have enabled app and web attribution for Commercials to help advertisers understand the impact that video on Snapchat has on any business.
•	We launched Snap Focus, an online learning portal where advertisers can learn more about Snapchat’s advertising solutions.

We continue to innovate to better serve our large and engaged community:

•	We introduced Snap Minis, bite-sized utilities made to be shared between friends and integrated into conversations. Our most recent Mini partners include Headspace, Atom Tickets, and Tembo.
•	We launched Action Bar, making it easier to navigate across our platform features in Snapchat with just one tap.
•	We improved Snap Map, which already reaches over 200 million Snapchatters every month, by launching Places, which features Stories, hours, reviews and delivery options for local businesses.
•	More than 800 apps have integrated with Snap Kit, and nearly 150 million Snapchatters are engaging with these integrations every month.
•	Since launching in April 2019, more than 100 million Snapchatters have played Snap Games.

We added new tools and capabilities to support our developer community:

•	We launched Camera Kit for developers and brands to leverage the best of Snapchat’s AR features on their own app.
•	We launched Bitmoji for Games, which allows game developers to personalize the player experience by putting players and friends directly into their games.
•	We launched SnapML, which enables our Lens creator community to bring their own machine learning models directly into Lens Studio to power their Lenses.
•	We partnered with Google’s new Depth API for Android devices to launch several depth-enabled Lenses and Lens Studio templates, enabling Lens creators to make Lenses using Google’s new technology.
•	We launched Material Editor, a visual programming tool for making custom 3D effects in Lens Studio.

Financial Guidance

Given the uncertainties related to the ongoing COVID-19 pandemic and the rapidly shifting macro conditions, we are not providing our expectations for revenue or Adjusted EBITDA for the third quarter of 2020.

Conference Call Information

Snap Inc. will host a conference call to discuss the results at 2:00 p.m. Pacific / 5:00 p.m. Eastern today. The live audio webcast along with supplemental information will be accessible at investor.snap.com. A recording of the webcast will also be available following the conference call.

Snap Inc. uses the investor.snap.com and snap.com/news websites as means of disclosing material non-public information and for complying with its disclosure obligation under Regulation FD.

Definitions

Free Cash Flow is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment.

Common shares outstanding plus shares underlying stock-based awards includes common shares outstanding, restricted stock units, restricted stock awards, and outstanding stock options.

Adjusted EBITDA is defined as net income (loss), excluding interest income; interest expense; other income (expense) net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and related payroll tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time.

A Daily Active User (DAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during a defined 24-hour period. We calculate average DAUs for a particular quarter by adding the number of DAUs on each day of that quarter and dividing that sum by the number of days in that quarter.

Average revenue per user (ARPU) is defined as quarterly revenue divided by the average DAUs.

A Monthly Active User (MAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during the 30-day period ending on the calendar month-end. We calculate average Monthly Active Users for a particular quarter by calculating the average of the MAUs as of each calendar month-end in that quarter.

Addressable reach is defined as the approximate number of Snapchat users that an ad could reach over a 28-day period in a given locality. When we calculate the percentage of a demographic group that can be reached, we do so by dividing addressable reach by relevant census figures. Addressable reach and age data are subject to limitations. For more information, see Snap’s SEC filings and businesshelp.snapchat.com.

Note: For adjustments and additional information regarding the non-GAAP financial measures and other items discussed, please see “Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” and “Supplemental Financial Information and Business Metrics.”

About Snap Inc.

Snap Inc. is a camera company. We believe that reinventing the camera represents our greatest opportunity to improve the way people live and communicate. We contribute to human progress by empowering people to express themselves, live in the moment, learn about the world, and have fun together. For more information, visit snap.com.

Contact

Investors and Analysts:

ir@snap.com

Press:

press@snap.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, business strategy and plans, user growth and engagement, product initiatives, and objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including the ongoing COVID-19 pandemic that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our lack of profitability to date; our ability to generate and sustain positive cash flow; our ability to attract and retain users, publishers, and advertisers; competition and new market entrants; managing our international expansion and our growth and future expenses; compliance with new laws and regulations; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified and key personnel; our ability to repay outstanding debt; and future acquisitions or investments, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent quarterly report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in Snap Inc.’s quarterly report on Form 10-Q for the quarter ended June 30, 2020 and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to the COVID-19 pandemic, except as required by law.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss); excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and related payroll tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA.

We use the non-GAAP financial measure of non-GAAP net loss, which is defined as net income (loss); excluding amortization of intangible assets; stock-based compensation expense and related payroll tax expense; certain other non-cash or non-recurring items impacting net income (loss) from time to time; and related income tax adjustments. Non-GAAP net loss and weighted average diluted shares are then used to calculate non-GAAP diluted net loss per share. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries.

SNAP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Cash flows from operating activities
Net loss	$(325,951)	$(255,174)	$(631,887)	$(565,581)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	20,925	22,660	42,129	45,979
Stock-based compensation	186,171	195,574	358,220	358,130
Deferred income taxes	(2,118)	291	(2,512)	25
Gain on divestiture	—	(39,883)	—	(39,883)
Amortization of debt discount and issuance costs	20,412	—	31,975	—
Other	(2,307)	(1,399)	8,117	(3,316)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net of allowance	15,654	(39,751)	108,546	32,119
Prepaid expenses and other current assets	4,123	(4,761)	(8,744)	(4,490)
Operating lease right-of-use assets	9,537	11,809	18,253	21,621
Other assets	108	2,769	(1,047)	2,401
Accounts payable	2,279	21,009	8,013	24,099
Accrued expenses and other current liabilities	14,863	7,735	32,773	(6,588)
Operating lease liabilities	(10,985)	(16,781)	(24,979)	(27,251)
Other liabilities	735	113	872	768
Net cash used in operating activities	(66,554)	(95,789)	(60,271)	(161,967)
Cash flows from investing activities
Purchases of property and equipment	(15,767)	(7,633)	(26,658)	(19,447)
Proceeds from divestiture, net	—	73,796	—	73,796
Non-marketable investments	(56,341)	(450)	(91,841)	(2,700)
Cash paid for acquisitions, net of cash acquired	(20,204)	—	(20,204)	—
Purchases of marketable securities	(875,873)	(283,520)	(1,428,548)	(809,040)
Sales of marketable securities	—	77,489	217,958	77,489
Maturities of marketable securities	476,561	324,033	1,229,246	782,660
Other	(500)	1,000	(500)	1,029
Net cash provided by (used in) investing activities	(492,124)	184,715	(120,547)	103,787
Cash flows from financing activities
Proceeds from issuance of convertible notes, net of issuance costs	988,582	—	988,582	—
Purchase of capped calls	(100,000)	—	(100,000)	—
Proceeds from the exercise of stock options	20,477	1,342	23,607	6,938
Net cash provided by financing activities	909,059	1,342	912,189	6,938
Change in cash, cash equivalents, and restricted cash	350,381	90,268	731,371	(51,242)
Cash, cash equivalents, and restricted cash, beginning of period	902,250	247,464	521,260	388,974
Cash, cash equivalents, and restricted cash, end of period	$1,252,631	$337,732	$1,252,631	$337,732
Supplemental disclosures
Cash paid for income taxes, net	$562	$(399)	$1,370	$(79)
Cash paid for interest	$366	$438	5,265	796

SNAP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue	$454,158	$388,021	$916,636	$708,447
Costs and expenses:
Cost of revenue	250,454	215,492	503,864	419,259
Research and development	260,863	236,199	499,476	452,384
Sales and marketing	132,118	111,504	254,323	209,386
General and administrative	121,331	129,644	255,945	248,297
Total costs and expenses	764,766	692,839	1,513,608	1,329,326
Operating loss	(310,608)	(304,818)	(596,972)	(620,879)
Interest income	4,768	7,446	13,357	15,262
Interest expense	(24,727)	(809)	(39,840)	(1,565)
Other income (expense), net	3,575	44,085	(8,814)	42,958
Loss before income taxes	(326,992)	(254,096)	(632,269)	(564,224)
Income tax benefit (expense)	1,041	(1,078)	382	(1,357)
Net loss	$(325,951)	$(255,174)	$(631,887)	$(565,581)
Net loss per share attributable to Class A, Class B, and Class C common stockholders:
Basic	$(0.23)	$(0.19)	$(0.44)	$(0.42)
Diluted	$(0.23)	$(0.19)	$(0.44)	$(0.42)
Weighted average shares used in computation of net loss per share:
Basic	1,447,022	1,362,544	1,436,085	1,350,763
Diluted	1,447,022	1,362,544	1,436,085	1,350,763

SNAP INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par value)

	June 30, 2020	December 31, 2019
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$1,251,721	$520,317
Marketable securities	1,577,848	1,592,488
Accounts receivable, net of allowance	379,046	492,194
Prepaid expenses and other current assets	49,734	38,987
Total current assets	3,258,349	2,643,986
Property and equipment, net	175,125	173,667
Operating lease right-of-use assets	259,564	275,447
Intangible assets, net	87,285	92,121
Goodwill	775,185	761,153
Other assets	148,521	65,550
Total assets	$4,704,029	$4,011,924
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$58,618	$46,886
Operating lease liabilities	42,755	42,179
Accrued expenses and other current liabilities	442,239	410,610
Total current liabilities	543,612	499,675
Convertible senior notes, net	1,625,743	891,776
Operating lease liabilities, noncurrent	278,073	303,178
Other liabilities	61,936	57,382
Total liabilities	2,509,364	1,752,011
Commitments and contingencies
Stockholders’ equity
Class A non-voting common stock, $0.00001 par value. 3,000,000 shares authorized, 1,160,127 shares issued and outstanding at December 31, 2019, and 3,000,000 shares authorized, 1,204,957 shares issued and outstanding at June 30, 2020.	12	12
Class B voting common stock, $0.00001 par value. 700,000 shares authorized, 24,522 shares issued and outstanding at December 31, 2019, and 700,000 shares authorized, 24,215 shares issued and outstanding at June 30, 2020.	—	—
Class C voting common stock, $0.00001 par value. 260,888 shares authorized, 231,147 shares issued and outstanding at December 31, 2019, and 260,888 shares authorized, 234,448 shares issued and outstanding at June 30, 2020.	2	2
Additional paid-in capital	9,773,857	9,205,256
Accumulated other comprehensive income (loss)	(609)	573
Accumulated deficit	(7,578,597)	(6,945,930)
Total stockholders’ equity	2,194,665	2,259,913
Total liabilities and stockholders’ equity	$4,704,029	$4,011,924

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Free Cash Flow reconciliation:
Net cash used in operating activities	$(66,554)	$(95,789)	$(60,271)	$(161,967)
Less:
Purchases of property and equipment	(15,767)	(7,633)	(26,658)	(19,447)
Free Cash Flow	$(82,321)	$(103,422)	$(86,929)	$(181,414)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Adjusted EBITDA reconciliation:
Net loss	$(325,951)	$(255,174)	$(631,887)	$(565,581)
Add (deduct):
Interest income	(4,768)	(7,446)	(13,357)	(15,262)
Interest expense	24,727	809	39,840	1,565
Other (income) expense, net	(3,575)	(44,085)	8,814	(42,958)
Income tax (benefit) expense	(1,041)	1,078	(382)	1,357
Depreciation and amortization	20,925	22,660	42,129	45,979
Stock-based compensation expense	186,171	195,574	358,220	358,130
Payroll tax expense related to stock-based compensation	7,942	7,871	19,816	14,608
Adjusted EBITDA	$(95,570)	$(78,713)	$(176,807)	$(202,162)

Total depreciation and amortization expense by function:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Depreciation and amortization expense:
Cost of revenue	$5,532	$5,642	$11,057	$11,788
Research and development	8,463	7,188	17,378	15,838
Sales and marketing	3,381	3,045	6,547	7,060
General and administrative	3,549	6,785	7,147	11,293
Total	$20,925	$22,660	$42,129	$45,979

Total stock-based compensation expense by function:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Stock-based compensation expense:
Cost of revenue	$2,066	$1,786	$3,848	$3,635
Research and development	127,516	132,610	245,833	244,852
Sales and marketing	27,107	26,474	51,913	44,234
General and administrative	29,482	34,704	56,626	65,409
Total	$186,171	$195,574	$358,220	$358,130

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued)

(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Non-GAAP net loss reconciliation:
Net loss	$(325,951)	$(255,174)	$(631,887)	$(565,581)
Amortization of intangible assets	7,378	9,048	15,358	19,417
Stock-based compensation expense	186,171	195,574	358,220	358,130
Payroll tax expense related to stock-based compensation	7,942	7,871	19,816	14,608
Gain on divestiture	—	(39,883)	—	(39,883)
Income tax adjustments	86	376	27	262
Non-GAAP net loss	$(124,374)	$(82,188)	$(238,466)	$(213,047)

Weighted-average common shares - Diluted	1,447,022	1,362,544	1,436,085	1,350,763

Non-GAAP diluted net loss per share reconciliation:
Diluted net loss per share	$(0.23)	$(0.19)	$(0.44)	$(0.42)
Non-GAAP adjustment to net loss	0.14	0.13	0.27	0.26
Non-GAAP diluted net loss per share	$(0.09)	$(0.06)	$(0.17)	$(0.16)

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS

(dollars and shares in thousands, except as noted below, unaudited)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Cash Flows and Shares
Net cash provided by (used in) operating activities	$(66,178)	$(95,789)	$(76,149)	$(66,842)	$6,283	$(66,554)
Net cash provided by (used in) operating activities - YoY (year-over-year)	71%	52%	43%	(47)%	109%	31%
Net cash provided by (used in) operating activities - TTM (trailing twelve months)	$(524,121)	$(420,564)	$(364,170)	$(304,958)	$(232,497)	$(203,262)
Purchases of property and equipment	$(11,814)	$(7,633)	$(7,938)	$(9,093)	$(10,891)	$(15,767)
Purchases of property and equipment - YoY	(67)%	(78)%	(70)%	(60)%	(8)%	107%
Purchases of property and equipment - TTM	$(95,741)	$(68,473)	$(50,126)	$(36,478)	$(35,555)	$(43,689)
Free Cash Flow	$(77,992)	$(103,422)	$(84,087)	$(75,935)	$(4,608)	$(82,321)
Free Cash Flow - YoY	71%	56%	47%	49%	94%	20%
Free Cash Flow - TTM	$(619,862)	$(489,037)	$(414,296)	$(341,436)	$(268,052)	$(246,951)
Common shares outstanding	1,334,931	1,372,149	1,389,395	1,415,796	1,439,589	1,463,620
Common shares outstanding - YoY	6%	8%	8%	7%	8%	7%
Shares underlying stock-based awards	209,055	180,585	175,813	160,239	149,004	152,526
Shares underlying stock-based awards - YoY	3%	(12)%	(5)%	(15)%	(29)%	(16)%
Total common shares outstanding plus shares underlying stock-based awards	1,543,986	1,552,734	1,565,208	1,576,035	1,588,593	1,616,146
Total common shares outstanding plus shares underlying stock-based awards - YoY	6%	5%	6%	5%	3%	4%

Results of Operations
Revenue	$320,426	$388,021	$446,199	$560,889	$462,477	$454,158
Revenue - YoY	39%	48%	50%	44%	44%	17%
Revenue - TTM	$1,270,206	$1,395,964	$1,544,468	$1,715,535	$1,857,586	$1,923,723
Revenue by region(1)
North America	$225,705	$260,017	$316,028	$382,029	$315,650	$306,740
North America - YoY	32%	47%	52%	42%	40%	18%
North America - TTM	$879,450	$962,057	$1,070,608	$1,183,779	$1,273,724	$1,320,447
Europe	$47,448	$60,633	$68,553	$91,873	$76,498	$78,635
Europe - YoY	45%	51%	36%	47%	61%	30%
Europe - TTM	$200,637	$221,029	$239,104	$268,507	$297,557	$315,559
Rest of World	$47,273	$67,374	$61,618	$86,987	$70,329	$68,783
Rest of World - YoY	72%	51%	55%	49%	49%	2%
Rest of World - TTM	$190,120	$212,882	$234,760	$263,252	$286,308	$287,717
Operating loss	$(316,061)	$(304,818)	$(228,853)	$(253,596)	$(286,364)	$(310,608)
Operating loss - YoY	(19)%	(15)%	(29)%	30%	(9)%	2%
Operating loss - Margin	(99)%	(79)%	(51)%	(45)%	(62)%	(68)%
Operating loss - TTM	$(1,191,981)	$(1,138,957)	$(1,044,439)	$(1,103,328)	$(1,073,631)	$(1,079,421)
Net loss	$(310,407)	$(255,174)	$(227,375)	$(240,704)	$(305,936)	$(325,951)
Net loss - YoY	(20)%	(28)%	(30)%	26%	(1)%	28%
Net loss - TTM	$(1,180,533)	$(1,082,397)	$(984,624)	$(1,033,660)	$(1,029,189)	$(1,099,966)
Adjusted EBITDA	(123,449)	(78,713)	(42,375)	42,307	(81,237)	(95,570)
Adjusted EBITDA - YoY	43%	53%	69%	184%	34%	(21)%
Adjusted EBITDA - Margin(2)	(39)%	(20)%	(9)%	8%	(18)%	(21)%
Adjusted EBITDA - TTM	$(481,221)	$(390,902)	$(294,900)	$(202,230)	$(160,018)	$(176,875)

(1)

Total revenue for geographic reporting is apportioned to each region based on our determination of the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity. This allocation is consistent with how we determine ARPU.

(2)	We define Adjusted EBITDA margin as Adjusted EBITDA divided by GAAP revenue.

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS (continued)

(dollars and shares in thousands, except as noted below, unaudited)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Other
DAU (in millions)	190	203	210	218	229	238
DAU - YoY	(0)%	8%	13%	17%	20%	17%
DAU by region (in millions)
North America	80	83	84	86	88	90
North America - YoY	(1)%	3%	6%	9%	10%	9%
Europe	61	64	65	67	70	71
Europe - YoY	(2)%	5%	9%	12%	14%	12%
Rest of World	49	56	61	64	71	77
Rest of World - YoY	2%	21%	28%	36%	45%	37%
ARPU	$1.68	$1.91	$2.12	$2.58	$2.02	$1.91
ARPU - YoY	39%	37%	33%	23%	20%	—
ARPU by region
North America	$2.81	$3.14	$3.75	$4.42	$3.57	$3.40
North America - YoY	34%	42%	43%	31%	27%	8%
Europe	$0.77	$0.95	$1.05	$1.37	$1.09	$1.10
Europe - YoY	47%	43%	24%	31%	41%	16%
Rest of World	$0.97	$1.20	$1.01	$1.35	$1.00	$0.89
Rest of World - YoY	68%	25%	21%	9%	3%	(26)%
Employees (full-time; excludes part-time, contractors, and temporary personnel)	2,818	2,734	2,908	3,195	3,427	3,550
Employees - YoY	(6)%	(5)%	0%	11%	22%	30%

Depreciation and amortization expense
Cost of revenue	$6,146	$5,642	$4,580	$4,903	$5,525	$5,532
Research and development	8,650	7,188	8,632	8,738	8,915	8,463
Sales and marketing	4,015	3,045	3,109	3,087	3,166	3,381
General and administrative	4,508	6,785	4,325	3,892	3,598	3,549
Total	$23,319	$22,660	$20,646	$20,620	$21,204	$20,925
Depreciation and amortization expense - YoY	8%	1%	(17)%	(9)%	(9)%	(8)%

Stock-based compensation expense
Cost of revenue	$1,849	$1,786	$1,332	$1,398	$1,782	$2,066
Research and development	112,242	132,610	108,176	111,611	118,317	127,516
Sales and marketing	17,760	26,474	23,333	25,788	24,806	27,107
General and administrative	30,705	34,704	28,387	27,858	27,144	29,482
Total	$162,556	$195,574	$161,228	$166,655	$172,049	$186,171
Stock-based compensation expense - YoY	22%	25%	27%	37%	6%	(5)%